Rule 497(e)
1940 Act File No. 811-09997
1933 Act Registration No. 333-40128

BAIRD FUNDS, INC.
Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Bond Fund

Supplement To
Statement of Additional Information (SAI) Dated May 1, 2008

The following discussion is hereby added to the Statement of Additional Information (SAI) dated May 1, 2008 under the caption “Investment Strategies and Risks – Securities Lending” beginning on page 3 of the SAI:

Securities Lending

The Funds (other than the Baird Intermediate Municipal Bond Fund) have engaged in securities lending activity since 2006 through FAF Advisors, Inc., an affiliate of the Funds’ custodian, transfer agent and administrator, which serves as securities lending agent.  Investments of the cash collateral received from borrowers of the Funds’ securities are made by FAF Advisors, Inc. in accordance with applicable guidelines.  The Funds have policies and procedures designed to ensure that securities are loaned only to qualified borrowers, that investments of the cash collateral are consistent with applicable guidelines, that the amount of cash collateral received is at least equal to the market value of the securities on loan (which are marked to market on a daily basis), and that the loans can be called on demand.

A few of the investments of the cash collateral made by the Funds’ securities lending agent have experienced unrealized losses.  Those securities consist of asset-backed commercial paper originally issued by the KKR Atlantic Funding Trust (now called the Atlantic East Funding Trust, LLC) and shares of the Reserve Primary Fund.  The Funds have obtained agreements from the Funds’ transfer agent and administrator (and/or certain of its affiliates) to cover losses on these investments up to certain amounts.  In addition, the Funds are reserving the income they receive from securities lending activity in order to protect against further losses on these investments.  The Funds began reserving income in July 2008 and expect to continue doing so through 2009.  As a result, the Funds are no longer recognizing such income.  Upon liquidation of these investments, excess securities lending income reserves, if any, will be recognized as income to the Funds.  The Funds may release some of the securities lending income reserves sooner, if the Adviser believes the reserves are more than adequate to cover anticipated losses.  As of December 31, 2008, these investments (Atlantic East Funding Trust, LLC and Reserve Primary Fund) together represented between 0.63% and 1.39% of the total net assets of each Fund and were valued at par or face value because the total loss protection provided by the Funds’ transfer agent and administrator combined with the securities lending income reserve was adequate to cover the combined unrealized losses on these two investments.
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The date of this SAI Supplement is March 3, 2009.  Please keep it with your records.